UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of earliest event reported):                                                     December 7, 2022

TRANSCONTINENTAL REALTY INVESTORS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-09240	94-6565852
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1603 LBJ Freeway, Suite 800 Dallas, Texas		75234
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:                                                         469-522-4200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01	TCI	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to the Vote of Security Holders

On December 7, 2022, the Annual Meeting of Stockholders of Transcontinental Realty Investors, Inc. (“TCI” or the “Issuer” or the “Registrant”) was held, following a solicitation of proxies, pursuant to a Notice of Annual Meeting and related Proxy Statement, dated November 3, 2022, distributed in accordance with the requirements of Regulation 14A under the Securities Exchange Act of 1934, as amended. On the record date of November 1, 2022, a total of 8,639,316 shares of Common Stock were outstanding, with each share entitled to cast one vote.

At the meeting, proxies representing at least 8,210,438 shares (95.04% of the outstanding) appeared and were cast, thereby establishing a quorum present in person or by proxy. It was noted that, of the 8,639,316 outstanding shares of Common Stock, approximately 37% of the shares are held in DTC/CEDE accounts.

At the Annual Meeting, which involved the election of directors, the following named persons received the number of votes cast for, against or withheld, as well as the number of abstention and broker non-votes:

Name	No. of Votes For	Of Shares Voted, % For	No. of Votes Withheld	No. of Votes Abstained	Broker Non- Votes
Henry A. Butler	7,586,657	92.40%	300,011	-	323,770
William J. Hogan	7,536,350	91.79%	350,318	-	323,770
Robert A. Jakuszewski	7,481,287	91.12%	405,401	-	323,770
Ted R. Munselle	7536,272	91.79%	350,396	-	323,770
Bradford A. Phillips	7,536,693	92.40%	300,011	-	323,770
Raymond D. Roberts, Sr.	7,525,693	91.66%	360,975	-	323,770

All of the nominees named above, each of which is currently a director of the Registrant, were elected at such Annual Meeting.

The second matter presented at the Annual Meeting was the ratification of the appointment of Farmer, Fuqua & Huff, P.C. as the independent registered public accounting firm for the Registrant for the fiscal year ending December 31, 2022, and any interim period. A total of 7,960,865 votes were cast FOR, 209,535 votes were cast AGAINST, and 40,038 votes ABSTAINED from voting with respect to such proposal.

The Annual Meeting of the Board of Directors was held on the following day, December 8, 2022. At such meeting, Henry A. Butler was reelected Chairman of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 12, 2022	TRANSCONTINENTAL REALTY INVESTORS, INC.

By: /s/ Erik L. Johnson
Erik L. Johnson, Executive Vice President and Chief Financial Officer